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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
          SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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     Date of Report (Date of Earliest Event Reported):  December 31, 1996
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                            PIEDMONT BANCORP, INC.
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            (Exact name of registrant as specified in its charter)



        United States                 001-14070                  56-1936232
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation or                                         Identification No.)
organization)


260 South Churton Street, P.O. Box 1000, Hillsborough, North Carolina      27278
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(Address of principal executive office)                               (Zip Code)


      Registrant's telephone number, including area code:  (919) 732-2143
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                                Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5.   Other Events.
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        During the fiscal quarter ended December 31, 1996, Piedmont Bancorp,
Inc. (the "Company") recorded compensation expense of $1,496,000 on a consolidated basis. The compensation expense was associated with the release and allocation to participants under the Hillsborough Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP") of approximately 126,000 shares of common stock of the Company. This release and allocation of shares under the ESOP was made possible by the $7.00 special dividend paid on the Company's common stock on December 6, 1996 and management's decision to use the special dividends paid on the unallocated shares of the Company's common stock held by the ESOP to pre-pay the ESOP loan from the Company to the ESOP.

        In addition, during the quarter ended December 31, 1996, the Company, on a consolidated basis, recorded a provision for loan losses of $597,000. This provision primarily resulted from the charge off of approximately $510,000 in unsecured loans to a single borrower. No further charge offs related to this borrower are anticipated at this time.

        These expenses, in conjunction with the $487,000 Savings Association Insurance Fund recapitalization assessment reported in the Company's Form 10-Q for the quarter ended September 30, 1996, are expected to have a significant negative impact on the Company's net income for the year ending June 30, 1997.

        The Company's press release issued on January 21, 1997 further describing these non-recurring items is attached as Exhibit (99) hereto and incorporated herein by reference.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PIEDMONT BANCORP, INC.

Date: January 30, 1997             By:  /s/ D. Tyson Clayton
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                                        D. Tyson Clayton
                                        President and Chief Executive Officer


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                                 EXHIBIT INDEX


Exhibit No.                       Description             Sequential Page No.
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   (99)                Piedmont Bancorp, Inc. Press                4
                       Release dated January 21, 1997





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